Exhibit 10.2

ONEX RESCARE HOLDINGS CORP.

STOCK OPTION PLAN

I.              PURPOSE AND DEFINITIONS

A.            PURPOSE OF THE PLAN

The Plan is intended to encourage ownership of Shares by Eligible Employees and Key Non-Employees in order to attract and retain such Eligible Employees in the employ of the Company or an Affiliate, or to attract such Key Non-Employees to provide services to the Company or an Affiliate, and to provide additional incentive for such persons to promote the success of the Company or an Affiliate.

B.            DEFINITIONS

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

1.             Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

2.             Board means the Board of Directors of the Company.

3.             Code means the Internal Revenue Code of 1986, as amended.

4.             Committee means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected.  If the Board delegates powers to a committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary for compliance therewith, such committee shall consist initially of not less than two (2) members of the Board, each member of which must be a “non-employee director,” within the meaning of the applicable rules promulgated pursuant to the Exchange Act.  If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Option pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee unless the Board determines that the grant of such an Option satisfies the then current Rule 16b-3 requirements under the Exchange Act.  Notwithstanding anything herein to the contrary, and insofar as the Board determines that it is desirable in order for compensation recognized by Participants pursuant to the Plan to be fully deductible to the Company for federal income tax purposes, each member of the Committee also shall be an “outside director” (as defined in regulations or other guidance issued by the Internal Revenue Service under Code Section 162(m)).

5.             Class A Common Stock means the Company’s Class A common stock, $0.01 par value per share.

6.             Company means Onex Rescare Holdings Corp., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

7.             Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

8.             Eligible Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who also is serving as an officer or director of the Company or of an Affiliate), designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

9.             Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

10.           Fair Market Value means, if the Shares are listed on any national securities exchange, the closing sales price, if any, on the largest such exchange on the valuation date, or, if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date.  If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the closing sales price if such is reported, or otherwise the mean between the closing “Bid” and the closing “Ask” prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) for the valuation date, or if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date.  If the Shares are not then either listed on any such exchange or quoted in NASDAQ, or there has been no trade date within such thirty (30) day period, the fair market value shall be the mean between the average of the “Bid” and the average of the “Ask” prices, if any, as reported by the Electronic Quotation Service or Pink Sheets LLC (or such equivalent reporting service) for the valuation date, or, if none, for the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date.  If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

11.           Incentive Option means an Option which, when granted, is intended to be an “incentive stock option,” as defined in Section 422 of the Code.

12.           Investors Stockholders Agreement means the Investor Stockholders Agreement, dated as of December 22, 2010, among the Company and the other stockholders of the Company party thereto.

13.           Key Non-Employee means a non-employee director, consultant, or independent contractor of the Company or of an Affiliate who is designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.  For purposes of this Plan, a non-employee director shall be deemed to include the employer or other designee of such non-employee director, if the non-employee director is required, as a condition of his or her employment, to provide that any Option granted hereunder be made to the employer or other designee.

14.           Nonstatutory Option means an Option which, when granted, is not intended to be an “incentive stock option,” as defined in Section 422 of the Code, or that subsequently fails to comply with the requirements of Section 422 of the Code.

15.           Onex Investor has the meaning set forth in the Investor Stockholders Agreement.

16.           Option means a right or option granted under the Plan.

17.           Option Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan.

18.           Participant means an Eligible Employee to whom one or more Incentive Options or Nonstatutory Options are granted under the Plan, and a Key Non-Employee to whom one or more Nonstatutory Options are granted under the Plan.

19.           Plan means this Stock Option Plan, as amended from time to time.

20.           Sale Notice has the meaning set forth in the Investor Stockholders Agreement.

21.           Shares means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan: treasury shares or authorized but unissued Class A Common Stock or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article VI of the Plan.

II.            SHARES SUBJECT TO THE PLAN

The aggregate number of Shares as to which Options may be granted from time to time shall be Three Thousand Eight Hundred Ten and 89/10000 (3,810.0089) Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article VI hereof); provided, however, that if the Company is or becomes a publicly held corporation, as such term is defined under Section 162(m) of the Code, the aggregate number of Shares as to which Options may be granted in any calendar year to any one Eligible Employee shall not exceed One Thousand (1,000)   (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article VI hereof).  The aggregate number of Shares as to which Incentive Options may be granted from time to time shall be  Three Thousand Eight Hundred Ten and 89/10000 (3,810.0089)  Shares (subject to adjustment for stock splits, stock dividends and other adjustments described in Article VI hereof).

Shares subject to Options that are forfeited, terminated, expire unexercised, canceled by agreement of the Company and the Participant (whether for the purpose of repricing such Options or otherwise), settled in cash in lieu of Class A Common Stock or in such manner that all or some of the Shares covered by such Options are not issued to a Participant (or, if issued to the Participant, are returned to the Company by the Participant pursuant to a right of repurchase, a put right or right of first refusal exercised by the Company), shall immediately become available for Options.  In addition, if the exercise price of any Option is satisfied by tendering Shares to the Company (by actual delivery or attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for Options.

Subject to the provisions of Article VI, the aggregate number of Shares as to which Incentive Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the stockholders of the Company within one year before or after the date of the adoption of any such amendment.

III.           ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee.  A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan.  The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee.  A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan.  The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member.  Any member of the Committee may resign upon notice to the Board.  If permitted by applicable law, and in accordance with any such law, the Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Subject to the provisions of the Plan, the Committee is authorized to:

A.            interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

B.            determine which employees of the Company or of an Affiliate shall be designated as Eligible Employees and which of the Eligible Employees shall be granted Options;

C.            determine the Key Non-Employees to whom Nonstatutory Options shall be granted;

D.            determine whether the Option to be granted shall be an Incentive Option or Nonstatutory Option;

E.             determine the number of Shares for which an Option or Options shall be granted;

F.             provide for the acceleration of the right to exercise an Option (or portion thereof); and

G.            specify the terms and conditions upon which Options may be granted;

provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as “incentive stock options” within the meaning of Section 422 of the Code.

The Committee may delegate to the chief executive officer and to other senior officers of the Company or its Affiliates its duties under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may select, and grant Options to, Participants who are subject to Section 16 of the Exchange Act.  All determinations of the Committee shall be made by a majority of its members.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

IV.           ELIGIBILITY FOR PARTICIPATION

The Committee may, at any time and from time to time, grant one or more Options to one or more Eligible Employees or Key Non-Employees and may designate the number of Shares to be subject to each Option so granted, provided, however, that (i) each Participant receiving an Incentive Option must be an Eligible Employee of the Company or of an Affiliate at the time an Incentive Option is granted; (ii) no Incentive Options shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Company or the approval of the Plan by the stockholders of the Company; and

(iii) the fair market value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Eligible Employee during any single calendar year (under the Plan and under any other incentive option plan of the Company or an Affiliate) shall not exceed $100,000.

Notwithstanding the foregoing, if the Company is or becomes subject to Section 16 of the Exchange Act, then no individual who is a member of the Committee shall be eligible to receive an Option, unless the Board determines that the grant of the Option satisfies the then current Rule 16b-3 requirements under the Exchange Act.  If the Company is not subject to Section 16 of the Exchange Act, then no individual who is a member of the Committee shall be eligible to receive an Option under the Plan unless the granting of such Option shall be approved by the Committee, with all of the members voting thereon being disinterested members.  For the purpose of this Article IV, a “disinterested member” shall be any member who shall not then be, or at any time within the year prior thereto have been, granted an Option under the Plan or any other plan of the Company or an Affiliate, other than an Option granted under a formula plan established by the Company or an Affiliate.

Notwithstanding any of the foregoing provisions, the Committee may authorize the grant of an Option to a person not then in the employ of or serving as a director, consultant, or independent contractor of the Company or of an Affiliate, conditioned upon such person becoming eligible to become a Participant at or prior to the execution of the Option Agreement evidencing the actual grant of such Option.

V.            TERMS AND CONDITIONS OF OPTIONS

Each Option shall be set forth in an Option Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted.  Except for the setting of the Option price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Option Agreement shall have been duly executed on behalf of the Company and by the Participant.  Each such Option Agreement shall be subject to at least the following terms and conditions:

A.            OPTION PRICE

In the case of a Nonstatutory Option and in the case of an Incentive Option, and if, for such Incentive Option, the Participant owns directly or by reason of the applicable attribution rules ten percent (10%) or less of the total combined voting power of all classes of stock of the Company, the Option price per share of the Shares covered by each such Nonstatutory Option or Incentive Option shall be not less than the Fair Market Value of the Shares on the date of the grant of the Option.  In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

B.            NUMBER OF SHARES

Each Option shall state the number of Shares to which it pertains.

C.            TERM OF OPTION

Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article V to be at least one hundred ten percent (110%) of Fair Market Value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

D.            DATE OF EXERCISE

Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article V, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights become exercisable in installments over a period of years, upon the attainment of stated goals and/or upon the satisfaction of certain conditions.  Unless the Committee otherwise provides in writing, or unless otherwise required by law (including, if applicable, the Uniformed Services Employment and Reemployment Rights Act), the date or dates on which the Option becomes exercisable shall be tolled during any unpaid leave of absence.  It is expressly understood that Options hereunder shall, unless otherwise provided for in writing by the Committee, be granted in contemplation of, and earned by the Participant through the completion of, future employment or service with the Company.

E.             MEDIUM OF PAYMENT

The Option price shall be paid on the date of purchase specified in the notice of exercise, as set forth in Paragraph I.  It shall be paid in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of Article III of the Plan, or in the particular Option Agreement, provide.

F.             TERMINATION OF EMPLOYMENT

1.             A Participant who ceases to be an employee or Key Non-Employee for cause shall, upon such termination, cease to have any right to exercise any Option.  For purposes of this Plan, cause shall be as defined in any employment or other agreement between the Participant and the Company (or an Affiliate) or, if there is no such agreement or definition therein, cause shall be defined to include (i) a Participant’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an Affiliate, a Participant’s perpetration or attempted perpetration of fraud, or a Participant’s participation in a fraud or attempted fraud, on the Company or an Affiliate or a Participant’s unauthorized appropriation of, or a Participant’s attempt to misappropriate, any tangible or intangible assets or property of the Company or an Affiliate; (ii) any act or acts by a Participant of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by a Participant injurious to the interest, property, operations, business or reputation of the Company or an Affiliate; (iii) a Participant’s commission of a felony or any other crime the commission of which results in injury to the Company or an Affiliate; (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or an Affiliate, client, customer, prospect, or merger or acquisition target, or on competition with the Company or an Affiliate or any of its businesses as then conducted; or (v) any other action that the Board or the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination.  The determination of the Board or the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

2.             Except as the Committee may otherwise expressly provide or determine (consistent with Section 422 of the Code, if applicable), a Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined at Paragraph B(7) of Article I hereof), or who is on leave of absence for any purpose permitted by the Company or by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his or her employment or relationship with the Company or with an Affiliate.  For purposes of Incentive Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract (or the Committee approves such longer leave of absence, in which event the Incentive Option held by the Participant shall be treated for tax purposes as a Nonstatutory Option on the date that is six (6) months following the first day of such leave).

G.            EXERCISE OF OPTION AND ISSUE OF STOCK

Options shall be exercised by giving written notice to the Company.  Such written notice shall: (l) be signed by the person exercising the Option, (2) state the number of Shares with respect to which the Option is being exercised, (3) contain the warranty required by paragraph K of this Article V, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased.  Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option.  On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of Article VI or otherwise), the Company shall accept payment for the Option Shares, and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for fully paid non-assessable Shares.  In the event of any failure to pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

Notwithstanding anything to the contrary contained herein, no Participant shall be entitled to exercise the Option and no Shares shall be issued pursuant to the exercise of the Option unless the Participant becomes a signatory to the Investors Stockholders Agreement by executing a joinder agreement thereto whereby the Participant shall be deemed to have adopted and to have agreed to be bound by all of the provisions thereof.

H.            SALE NOTICE UNDER INVESTOR STOCKHOLDERS AGREEMENT

The Company shall promptly deliver to each Participant a copy of any Sale Notice delivered by an Onex Investor under Section 5.1 of the Investor Stockholders Agreement and shall permit Participants to exercise the Option as of immediately prior to the consummation of the proposed transfer described in such notice (and conditioned thereon) to the extent that the Participant will be entitled to exercise the Option under applicable Option Agreement after giving effect to the proposed transfer, such that the Participant will be able to participate in such proposed transfer with respect to the Shares acquired upon such exercise as a “Participating Stockholder” under the Investor Stockholders Agreement.

I.              RIGHTS AS A STOCKHOLDER

No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been issued to or registered in the Company’s share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price, and to the extent that the Participant shall have executed and delivered to the Company a joinder agreement to the Investor Stockholders Agreement whereby the Participant shall be deemed to have adopted and to have agreed to be bound by all of the provisions thereof.

J.             ASSIGNABILITY AND TRANSFERABILITY OF OPTION

Except to the extent otherwise expressly provided in the Stock Option Agreement, unless otherwise permitted by the Code, by Rule 16b-3 of the Exchange Act and by

the exemption set forth under Section 12(g) of the Exchange Act (Release No. 34-56887), if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant’s lifetime, only by such Participant or, in the event of the Participant’s incapacity, his guardian or legal representative.  Except as otherwise permitted herein or as otherwise expressly provided in the Stock Option Agreement, such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

K.            OTHER PROVISIONS

The Option Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.  Further, the Option Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

L.            PURCHASE FOR INVESTMENT

Unless the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled.  In accordance with the direction of the Committee, the persons who exercise such Option shall warrant to the Company that, at the time of such exercise, such persons are acquiring their Option Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and shall make such other representations, warranties, acknowledgments and/or affirmations, if any, as the Committee may require.  In such event, the persons acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD (WITHIN THE MEANING OF SUCH ACT) IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT OR AN EXEMPTION THEREFROM.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN

RESTRICTIONS ON TRANSFER AND CERTAIN RESTRICTIONS ON THE VOTING OF SUCH SECURITIES CONTAINED IN THE INVESTOR STOCKHOLDERS AGREEMENT, DATED AS OF DECEMBER 22, 2010, AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS.  A COPY OF SUCH INVESTOR STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.”

Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent that the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

VI.           ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; SALE OF COMPANY

If the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, or consolidation, or if a change is made to the Class A Common Stock of the Company by reason of any recapitalization, reclassification, change in par value, stock split, reverse stock split, combination of shares or dividend payable in capital stock, or the like, the Company shall make adjustments to such Options (including, by way of example and not by way of limitation, the grant of substitute options under the Plan or under the plan of such other corporation) as it may determine to be appropriate under the circumstances, and, in addition, appropriate adjustments shall be made in the number and kind of shares and in the option price per share subject to outstanding options under the Plan or under the plan of such successor corporation.  No such adjustment shall be made which shall, within the meaning of Sections 424 and 409A of the Code, as applicable, constitute such a modification, extension, or renewal of an option as to cause the adjustment to be considered as the grant of a new option.

Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Option in the event of (i) the adoption of a plan of merger or consolidation under which a majority of the Shares of the Company would be eliminated, or (ii) a sale of all or any portion of the Company’s assets or capital stock.  Alternatively, the Company may, in its sole discretion and without the consent of the Participants, provide for one or more of the following: (i) the assumption of the Plan and outstanding Options by the surviving corporation or its parent; (ii) the substitution by the surviving corporation or its parent of Options with substantially the same terms for such outstanding Options; (iii) immediate exercisability of such outstanding Options followed by cancellation of such Options; and (iv) settlement of the intrinsic value of the outstanding vested Options in cash or cash equivalents or equity followed by the cancellation of all such Options (whether or not then vested or exercisable).

Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants to, the Company or its Affiliates.  The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected.  Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be.  Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

VII.         DISSOLUTION OR LIQUIDATION OF THE COMPANY

Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VI is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Options have not otherwise terminated and expired, the Participant shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

VIII.        TERMINATION OF THE PLAN

The Plan shall terminate (10) years from the earlier of the date of its adoption or the date of its approval by the stockholders.  The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination.  Except as may otherwise be provided for under Articles VI and VII, and notwithstanding the termination of the Plan, any Options granted prior to the effective date of the Plan’s termination may be exercised until the earlier of (i) the date set forth in the Option Agreement, or (ii) in the case of Incentive Options, ten (10) years from the date the Option is granted, and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

IX.           AMENDMENT OF THE PLAN

The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to its stockholders for approval.

X.            EMPLOYMENT RELATIONSHIP

Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant’s employment with the Company or an Affiliate, unless otherwise limited by an agreement between the Company (or an Affiliate) and the Participant.

XI.           INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties.  To receive such indemnification, a Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XII.         MITIGATION OF EXCISE TAX

Unless otherwise provided for in the Option Agreement or in any other agreement between the Company (or an Affiliate) and the Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Article XII), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code.  The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Company.  The

Participant shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.

XIII.        SAVINGS CLAUSE

This Plan is intended to comply in all respects with applicable law and regulations, including, (i) with respect to those Participants who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission, if applicable, (ii) Section 402 of the Sarbanes-Oxley Act, (iii) Code Section 409A, and (iv) with respect to executive officers, Code Section 162(m).  In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Code Section 162(m) and Code Section 409A), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Code Section 162(m) and Code Section 409A) so as to foster the intent of this Plan.  Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of Section 16 of the Exchange Act, no grant of an Option to purchase Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of the grant of such Option, unless the Board determines that the grant of such Option to purchase Shares otherwise satisfies the then current Rule 16b-3 requirements.

XIV.        WITHHOLDING

Except as otherwise provided by the Committee,

A.                                    the Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the minimum federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

B.                                    in the case of any taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Class A Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction.  All elections shall be made in writing and signed by the Participant.

XV.         EFFECTIVE DATE

This Plan shall become effective upon adoption by the Board, provided that the adoption of the Plan shall be subject to the approval of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulations, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, desires to submit the Plan to its stockholders for approval.

XVI.        REQUIRED FINANCIAL AND OTHER INFORMATION

To the extent the Committee determines that there are five hundred (500) or more Participants in this Plan and all similar plans, and that it desires to comply with the exemption set forth under Section 12(g) of the Exchange Act (Release No. 34-56887), the Committee shall provide each Participant every six (6) months with the risk and financial information so required thereunder, and in the manner so required, in order to comply with such exemption.

XVII.      FOREIGN JURISDICTIONS

To the extent the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States of America, the Committee in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States of America.

XVIII.    GOVERNING LAW

This Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

Adopted this            day of                         , 2011.